                                                                    Exhibit 99.2

                      TERM SHEET DATED SEPTEMBER 16, 1996

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                 SERIES 1996-E

                           $27,088,323 (APPROXIMATE)


                              Subject to Revision

SELLER/SERVICER:          Green Tree Financial Corporation ("Green Tree").

TRUSTEE:                  First Trust National Association

UNDERWRITERS:             Merrill Lynch (Lead), Lehman Brothers (Co).

RATINGS (S&P/Fitch):      A-/A

CERTIFICATE AMOUNT:       27,088,323

WAL (at 20% CPR):         2.23 yrs. (to Call) / 2.40 yrs. (to Maturity)

EXP. MATURITY:            January 2002 (to Call) / February 2011 (to Maturity)

CUT-OFF DATE:             September 1, 1996 (or the date of origination, if
                          later)

EXP. PRICING:             September 18, 1996

EXP. SETTLEMENT:          September 30, 1996

LEGAL FINAL:              September 2017

INTEREST/PRINCIPAL:       The 15th day of each month (or if such 15th day is not
                          a business day, the next succeeding business day), commencing on October 15, 1996.

ERISA:                    Not Eligible.

SMMEA:                    Not Eligible.

TAX STATUS:               In an opinion of counsel to the Company, the Trust
                          will be classified as a grantor trust for federal income tax purposes.

OPTIONAL REDEMPTION:      Less than 10% of the original pool balance
                          outstanding.

CONTRACTS:                The Contracts consist of conventional and FHA-insured
                          home improvement contracts and promissory notes. The obligations of the Obligor under each Contract are unsecured.

[MERRILL LYNCH LOGO]                   1
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

STRUCTURE:

DISTRIBUTIONS:     The Amount Available on each Payment Date generally includes payments on the Contracts due during the previous calendar month and received on or prior to the Determination Date, prepayments and other unscheduled collections received on the Contracts during such Due Period, any Advances made by the Servicer or the Trustee with respect to such Due Period and any amounts paid by the Company to repurchase a Contract due to a breach of representation or warranty.

INTEREST:          Interest on the Certificates will be payable on each Payment
                   Date in an amount equal to one month's interest at the Pass-
                   Through Rate on the Aggregate Certificate Principal Balance immediately prior to such Payment Date; provided that, in the case of the first Payment Date, such interest will be payable only for the period from the Closing Date to but excluding
                   October 15, 1996. Interest will be computed on 30/360 basis.

                   Interest shortfall will be carried forward, and will bear interest at the Pass-Through Rate, to the extent legally permissible.

PRINCIPAL:         On each Payment Date, the Certificateholders will be entitled to receive as distributions of principal, to the extent of the Amount Available after payment of all interest payable on the Certificates, an amount equal to the sum ("Monthly
                   Principal") of (a) the amount of regular principal payments on Contracts paid or applied during the prior Due Period; (b) the amount of Principal Prepayments received on Contracts during the prior Due Period; (c) the principal portion of all payments on Contracts that were Delinquent Payments as of the end of the prior Due Period; (d) the unpaid principal balance of all Contracts that became Liquidated Contracts with respect to the prior Due Period; (e) the principal portion of the Repurchase Price paid by the Company to repurchase
                   Contracts for breach of representation and warranties with respect to the prior Due Period; (f) the amount of any reduction in the principal amount deemed owed on any Contract as a result of the Obligor's bankruptcy; and (g) any principal amount described in clauses (a) through (f) above that was not previously distributed because of an insufficient amount of funds available in the Certificate
                   Account and the Company either was not obligated to or failed to pay such amount under the Limited Guaranty.

LIMITED GUARANTY:  The Guaranty Amount initially equals approximately
                   $[2,708,832]. Thereafter, on any Payment Date, the Guaranty Amount will equal the lesser of (i) $[2,708,832] minus all Guaranty Payments previously made by the Company, or (ii) the Aggregate Certificate Principal Balance on such Payment Date plus three months of interest at the Pass-Through Rate on the Aggregate Certificate Principal Balance as of such Payment Date. The Limited Guaranty will be an unsecured general obligation of the Company.

[MERRILL LYNCH LOGO]                   2
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 THE UNSECURED HOME IMPROVEMENT CONTRACT POOL

                       Number of Contracts in pool:             5,183
                       Wgt. Avg. Contract Rate:                14.41%
                       Range of Rates:                10.00% - 17.99%
                       Wgt. Avg. Orig. Maturity:              87 mos.
                       Wgt. Avg. Rem. Maturity:               85 mos.
                       Avg. Rem Princ. Balance:                $5,226




                GEOGRAPHIC DISTRIBUTION OF IMPROVED REAL ESTATE

                                        % of Contract                              % of Contract Pool
                        Number        Pool by Number       Aggregate Principal      by Outstanding
State                of Contracts       of Contracts      Balance Outstanding      Principal Balance
- -----                ------------     ---------------     --------------------     ------------------
CA                        848              16.37%             $ 4,276,609.30             15.78%
TX                        445               8.60%               2,326,112.80              8.58%
MA                        235               4.53%               1,702,247.95              6.27%
Other States*           3,655              70.50%              18,783,353.37             69.37%
                        -----              -----              --------------            ------
   Total                5,183             100.00%             $27,088,323.42            100.00%
                        =====             ======              ==============            ======
- ----------------------

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.



                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                   % of Contract Pool
                                 Number of              Aggregate Principal         by Outstanding
Year of Origination              Contracts             Balance Outstanding         Principal Balance
- -------------------              ---------             --------------------        ------------------
1993                                   1                       $8,767.69                  0.03%
1995                                  76                      400,729.11                  1.48%
1996                               5,106                   26,678,826.62                 98.49%
                                   -----                  --------------                ------
   Total                           5,183                  $27,088,323.42                100.00%
                                   =====                  ==============                ======


                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                   % of Contract Pool
Original Contract                Number of              Aggregate Principal         by Outstanding
Amount (in Dollars)              Contracts             Balance Outstanding         Principal Balance
- -------------------              ---------             --------------------        ------------------
Less than $10,000                  4,893                  $23,613,512.05                 87.17%
$10,000 - $19,999                    290                    3,474,811.37                 12.83%
                                   -----                  --------------                 -----
    Total                          5,183                  $27,088,323.42                100.00%
                                   =====                  ==============                ======


[MERRILL LYNCH LOGO]                     3
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                 CONTRACT RATES

                                                                               % of Contract Pool
Range of Contracts by          Number of          Aggregate Principal            by Outstanding
Contract Rate                  Contracts          Balance Outstanding          Principal Balance
- -------------                  ---------          -------------------          ------------------
 9.00001%-10.00000%                 29                  $95,358.61                   0.35%
10.00001%-11.00000%                  1                    9,847.99                   0.04%
11.00001%-12.00000%                  1                    8,187.04                   0.03%
12.00001%-13.00000%              1,584                7,739,908.18                  28.57%
13.00001%-14.00000%              1,152                5,877,830.89                  21.70%
14.00001%-15.00000%              1,247                7,139,270.85                  26.36%
15.00001%-16.00000%                968                5,365,850.64                  19.81%
16.00001%-17.00000%                112                  531,881.52                   1.96%
Over 17.00000%                      89                  320,187.70                   1.18%
                                 -----              --------------                 ------
      Total                      5,183              $27,088,323.42                 100.00%
                                 =====              ==============                 ======


                          REMAINING MONTHS TO MATURITY

                                                                               % of Contract Pool
                               Number of          Aggregate Principal            by Outstanding
Months Remaining               Contracts          Balance Outstanding          Principal Balance
- ----------------               ---------          -------------------          ------------------
Less than 31                       283                 $875,439.55                   3.23%
31 - 60                          2,512               10,636,983.96                  39.27%
61 - 90                            482                2,374,932.07                   8.77%
91 - 120                         1,893               13,078,340.97                  48.28%
121 - 150                            4                   29,891.71                   0.11%
151 - 180                            8                   82,322.16                   0.30%
181 - 210                            0                        0.00                   0.00%
211 - 240                            1                   10,413.00                   0.04%
                                 -----              --------------                 ------
  Total                          5,183              $27,088,323.42                 100.00%
                                 =====              ==============                 ======


                          CPR PREPAYMENT SENSITIVITIES
                  FOR UNSECURED HOME IMPROVEMENT CERTIFICATES

                     10% CPR               15% CPR              20% CPR               25% CPR               30% CPR
                   WAL/Maturity         WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity
                   ------------         ------------          ------------          ------------          ------------
To Call
                   3.02 / 10/03         2.59 / 11/02          2.23 / 01/02          1.95 / 05/01          1.73 / 12/00
To Maturity
                   3.14 / 02/11         2.74 / 02/11          2.40 / 02/11          2.12 / 02/11          1.87 / 02/11

[MERRILL LYNCH LOGO]                   4
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[MERRILL LYNCH LOGO]                   5
- --------------------------------------------------------------------------------